MFS® BOND FUND	MFS® LIFETIME® 2045 FUND
MFS® LIFETIME® 2015 FUND	MFS® LIFETIME® 2050 FUND
MFS® LIFETIME® 2020 FUND	MFS® LIFETIME® 2055 FUND
MFS® LIFETIME® 2025 FUND	MFS® LIFETIME® INCOME FUND
MFS® LIFETIME® 2030 FUND	MFS® LIMITED MATURITY FUND
MFS® LIFETIME® 2035 FUND	MFS® MUNICIPAL LIMITED MATURITY FUND
MFS® LIFETIME® 2040 FUND	MFS® RESEARCH BOND FUND

Effective March 31, 2015, MFS Research Bond Fund changed its name to MFS Total Return Bond Fund; therefore, all references to MFS Research Bond Fund are hereby replaced with references to MFS Total Return Bond Fund.

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